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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 27, 2007 (April 23, 2007)

                        Princeton National Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

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
                 0-20050                                   36-3210283
        (Commission File Number)               (IRS Employer Identification No.)

          606 South Main Street
           Princeton, Illinois                                61356
(Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code (815) 875-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.

     On April 23, 2007, the Board of Directors of Princeton National Bancorp, Inc. approved an amendment to the corporation's stock repurchase plan adopted by the Board on April 24, 2006, to extend the expiration date of the stock repurchase plan from April 24, 2007, to October 24, 2007. To date, the corporation has repurchased 70,000 shares of the shares of common stock authorized to be repurchased under the stock repurchase plan.

     On April 23, 2007, the Board also approved a new stock repurchase plan to repurchase up to 50,000 shares of the corporation's common stock, or 1.5% of the corporation's outstanding shares, in the open market or in privately negotiated transactions. The new stock repurchase plan will commence upon the earlier of (i) the date upon which the available shares to repurchase under the corporation's current stock repurchase plan are depleted, or (ii) October 25, 2007. The new stock repurchase plan will expire twelve (12) months following its commencement date.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRINCETON NATIONAL BANCORP, INC.
                                        (Registrant)


                                        By: /s/ Tony J. Sorcic
                                            ------------------------------------
                                            Tony J. Sorcic, President and
                                            Chief Executive Officer

Dated: April 27, 2007